                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:  May 28, 1996
(Date of earliest event reported)

Commission File No. 33-99612-01

                   CS First Boston Mortgage Securities Corp.
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         Delaware                                13-3320910
- -------------------------           ------------------------------------
(State of Incorporation)             (I.R.S. Employer Identification No.)

55 East 52nd Street, New York,  New York                 10055
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(Address of principal executive offices)              (Zip Code)

                                (212) 909-2000
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             (Registrant's Telephone Number, including area code)


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   (Former name, former address and former fiscal year, if changed since last report)
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ITEM 5.   Other Events
          ------------

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by CS First Boston Corporation, which are hereby filed pursuant to such letter.



ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

Item 601(a)

of Regulation S-K
Exhibit No.                   Description
- -----------                   -----------

     (99) Computational Materials prepared by CS First Boston Corporation in connection with CS First Boston Mortgage Securities Corp., Adjustable Rate Certificates, Series 1996-1
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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 28, 1996

                                 CS FIRST BOSTON MORTGAGE SECURITIES
                                  CORP.

                                     /s/ William Pitofsky
                                 By:________________________________
                                 Name: William Pitofsky
                                 Title: Director
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                               INDEX TO EXHIBITS
                               -----------------

                                                                     Paper
Exhibit No.          Description                                  or Electronic
- -----------          -----------                                  -------------

   (99)              Computational Materials prepared by                 E
                     CS First Boston Corporation in connection with CS First Boston Mortgage Securities
                     Corp., Adjustable Rate Certificates,
                     Series 1996-1.